Exhibit 32.1


                           10.1 PACIFIC STATE BANCORP

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
    Regarding Annual Report on Form 10-k for the Year Ended December 31, 2004
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     In connection with the Annual Report of Pacific State Bancorp (the
"Company") on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their knowledge, that:

     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company



                                  Date: March 31, 2005
                                  BY: /s/ Steven A. Rosso
                                  ----------------------------------------------
                                  President and Chief Executive Officer
                                  Date: March 31, 2005


                                  BY: /s/ JoAnne Roberts
                                  ----------------------------------------------
                                  Senior Vice President and
                                  Chief Financial Officer
                                  Date: March 31, 2005